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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                DECEMBER 19, 1997
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                        CYPRESS SEMICONDUCTOR CORPORATION
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             (Exact name of Registrant as specified in its charter)






           DELAWARE                       1-10079                 94-2885898
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       (State or other                   (Commission           (I.R.S. Employer
jurisdiction of incorporation)          File Number)         Identification No.)



                             3901 NORTH FIRST STREET
                         SAN JOSE, CALIFORNIA 95134-1599
                    ----------------------------------------
                    (Address of principal executive offices)




                                 (408) 943-2600
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              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.

        The information set forth in the Registrant's Press Release dated December 15, 1997 is incorporated herein by reference. The Press Release includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Registrant's business contained in the Press Release are "forward-looking" rather than "historical." Such forward-looking statements identify certain risks and uncertainties in the Registrant's business, including, but not limited to, market-acceptance risks, the effect of economic conditions and shifts in supply and demand, the impact of competitive products and pricing, product development, commercialization and technological difficulties, and constraints in capacity and supply. The Press Release also states that a more thorough discussion of such risks is included in the Management's Discussion and Analysis of Financial Condition and Results of Operations section of the Registrant's Annual Report on Form 10-K for the fiscal year ended December 30, 1996, and in its Quarterly Report on Form 10-Q for the quarter ended September 29, 1997.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   EXHIBITS


         Exhibit No.                          Description
         -----------         ---------------------------------------------------
            99.1             Text of Press Release dated December 15, 1997


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CYPRESS SEMICONDUCTOR CORPORATION


Date:  December 19, 1997           By:    /s/ Emmanuel Hernandez
                                      -----------------------------------------
                                      Emmanuel Hernandez
                                      Chief Financial Officer, Vice President,
                                      Finance and Administration, and Secretary


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                          INDEX TO EXHIBITS FILED WITH
             THE CURRENT REPORT ON FORM 8-K DATED DECEMBER 19, 1997



  Exhibit                     Description
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
   99.1       Text of Press Release dated December 15, 1997.


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